Exhibit 99.6

CannaPharmaRX, Inc. Sells Hanover Facility for $2,000,000 CAD

CALGARY, AB / ACCESSWIRE / June 8, 2021 / CannapharmaRx, Inc. (OTC PINK:CPMD), a future leader in ultramodern, highly efficient cannabis production facilities in Canada, announced today it is selling its Hanover, Ontario facility for $2,000,000 CAD. The Hanover facility includes ten acres of land and 48,800 square feet of growing space. Due to the anticipated purchase of the Cremona facility being more technically advanced, the Hanover facility would not be utilized to its fullest extent. Senior management unanimously agreed a sale was most beneficial for the company and its stakeholders. The deal is expected to close on June 30, 2021.

"By closing this sale, we will see significant balance sheet improvements through the elimination of debt and certain liabilities,” said Nick Colvin, CEO of CannapharmaRx “This transaction will also allow us to focus on finalizing the pivotal asset purchase of the larger facility in Cremona, Alberta. The proceeds of the sale will provide working capital, allowing the facility to become production ready in a short period of time. The Cremona Facility is capable of producing 5200 kilograms of cannabis biomass annually,” added Colvin.

About CannapharmaRx, Inc.

CannapharmaRx is focused on the acquisition and development of state-of-the-art cannabis grow facilities in Canada. CPMD owns a 48,500 square foot cannabis grow facility under development and is in discussion with other companies regarding potential acquisitions. CannapharmaRx's business strategy is to become a leader in high quality and low-cost production of cannabis through the development, acquisition, and enhancement of existing facilities. CannapharmaRx is committed to operating high-quality facilities utilizing the latest technology in combined heat and power generation to ensure being a low-cost producer of cannabis.

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Information or Statements

This press release contains forward-looking information or statements. All statements that are or information which is not historical facts, including without limitation, statements regarding future estimates, plans, programs, forecasts, projections, objectives, assumptions, expectations, or beliefs of future performance, are "forward-looking information or statements." Forward-looking information or statements can be identified by the use of words such as "plans," "expects," or "does not expect," "is expected," "estimates," "intends," "anticipates," or "does not anticipate," or "believes," or variations of such words and phrases or statements that certain actions, events or results "may," "could," "would," "might" or "will" be taken, occur or be achieved. With respect to forward-looking information and statements contained herein, Management of CannapharmaRx has made numerous assumptions, including, among other things, assumptions about general business and economic conditions. Such forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties, and other factors that may cause actual results, events, or developments to be materially different from any future results, events, or developments expressed or implied by such forward-looking information or statements. Readers are cautioned not to place undue reliance on such forward-looking information or statements. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in forward-looking information or statements. CannapharmaRx assumes no obligation to update any forward-looking information or statements, even if new information becomes available as a result of future events, new information, or for any other reason except as required by law.

Contact Information:

CannaPharmaRx Contact

Attention:

Richard Brown
Ness Capital & Consulting
nesscapconsult@gmail.com
(857) 226-3917

Brokers and Analysts:
Chesapeake Group
(410) 825-3930

Source: CannapharmaRX